FORM OF NOTICE OF RESTRICTED STOCK UNIT GRANT UNDER THE WAFD, INC. 2025 STOCK INCENTIVE PLAN WaFd, Inc., a Washington corporation (the “Company”), hereby grants to the individual named below (the “Participant”) the number of Restricted Stock Units (as defined in the Plan) set forth below (the “Restricted Stock Units” or “RSUs”). The Restricted Stock Units are subject to all of the terms and conditions set forth herein, in the Restricted Stock Unit Award Agreement attached hereto (the “Award Agreement”), and in the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein will have the meaning set forth in the Plan. This Restricted Stock Unit grant has been made as of the grant date indicated below, which shall be referred to as the “Grant Date”. Grant ID: [Insert Grant ID number] Participant Name: [Insert Participant Name] Grant Date: [Insert Grant Date] Number of Restricted Stock Units: [Insert Number of underlying Shares], Vesting Commencement Date: [Insert Vesting Commencement Date] Expiration Date: [Insert Expiration Date] 1. Grant of RSUs. Effective as of the Grant Date, the Company hereby grants to the Participant the number of restricted stock units (“RSUs”) set forth in the table above, each of which, once vested pursuant to this Agreement, will be settled in one (1) share of the Company’s common stock, par value $1.00 per share, of the Corporation (the “Common Stock”), according to the terms and subject to the conditions hereinafter set forth and as set forth in the Plan. 2. Vesting Conditions. The RSUs will vest and such vested RSUs will be converted into shares of Common Stock [in three (3) annual installments, beginning on the one-year anniversary of the Vesting Commencement Date, provided, however, that the Participant remains continuously employed by or provides services to the Company or any Subsidiary through the applicable vesting date]. [in accordance with the following table, which sets forth the vesting dates and the number of RSUs that will become fully vested on such dates, provided, however, that the Participant remains continuously employed by or provides services to the Company or any Subsidiary through the applicable vesting date: Vesting Date RSUs Vesting on Such Date ___________________ _______ ___________________ _______ ___________________ _______ ___________________ _______] 3. Miscellaneous. This RSU grant will be null and void unless the Participant accepts the grant by executing it in the space provided below and returning such original execution copy to the Company or otherwise

2 indicating affirmative acceptance of the RSU grant electronically pursuant to procedures established by the Company and/or its third-party administrator. The undersigned Participant acknowledges that he or she has received a copy of this Notice of Restricted Stock Unit Grant (this “Grant Notice”), the Award Agreement, and the Plan. As an express condition to the grant of the RSU hereunder, the Participant agrees to be bound by the terms of this Notice, the Award Agreement, the Plan and the Plan Prospectus. The Participant has read carefully and in its entirety the Award Agreement and specifically the acknowledgements in Section 7.12 thereof. This Notice, the Award Agreement, and the Plan set forth the entire agreement and understanding of the Company and the Participant with respect to the grant, vesting and administration of this Restricted Stock Unit award and supersede all prior agreements, arrangements, plans and understandings. This Notice (which includes the attached Award Agreement) may be executed in two counterparts each of which will be deemed an original and both of which together will constitute one and the same instrument. * * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Notice of Restricted Stock Unit Grant. WAFD, INC. By: _____________________ Name: Title: [EMPLOYEE NAME] By: _____________________ Name:________________________ Date: _________________________

1 RESTRICTED STOCK UNIT AWARD AGREEMENT Pursuant to the Notice of Restricted Stock Unit Grant (the “Grant Notice”) to which this Restricted Stock Unit Award Agreement (this “Agreement”) is attached and which such Grant Notice is included in and part of this Agreement, and subject to the terms of this Agreement and the WaFd, Inc. 2025 Stock Incentive Plan (as may be amended from time to time, the “Plan”), WaFd, Inc. (the “Company”), and the Participant named in the Grant Notice (the “Participant”) agree as follows. 1. Incorporation of Plan; Definitions. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement will be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement or in the Grant Notice will have the same meanings as set forth in the Plan. The provisions of this Agreement will be interpreted as to be consistent with the Plan and any ambiguities in this Agreement will be interpreted by reference to the Plan. In the event that any provision of this Agreement is not authorized by or is inconsistent with the terms of the Plan, the terms of the Plan will prevail. The Committee will have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations thereunder, and its decision will be binding and conclusive upon the Participant and his or her legal representatives in respect of any questions arising under the Plan or this Agreement. A copy of the Plan and the Plan Prospectus has been delivered to the Participant together with this Agreement. 2. Grant of RSUs. The Company hereby grants to the Participant that number of RSUs as set forth in the Grant Notice, subject to adjustment as provided in the Plan, and each of which, once vested pursuant to this Agreement, will be settled by the delivery of one share of Company Common Stock (or the equivalent cash payment as described in Section 4 below) for each vested RSU, subject to the terms, conditions and restrictions set forth below and in the Plan. 3. Vesting and Conditions to Issuance of Common Stock; Forfeiture; Expiration. 3.1 Vesting Condition. Except as otherwise provided in this Section 3 of this Agreement or the Plan, the RSUs will vest in the amounts and on the date(s) or upon the occurrence of the events as indicated in Section 2 of the attached Grant Notice (each a “Vesting Date” and RSUs that have vested as of a Vesting Date are “Vested RSUs”). 3.2 Effect of Termination of Employment or Other Service.    (a) In the event of a termination of the Participant’s Service (i) by the Company for Cause or (ii) by the Participant for any reason other than death or Disability (a “Non-Qualifying Reason”), all RSUs, whether vested or unvested, shall immediately be forfeited and cancelled, and the Participant shall not be entitled to any compensation or other amount with respect thereto. (b) In the event of the Participant’s termination of Service by reason of death or Disability (a “Qualifying Termination”), all outstanding but non-vested RSUs then held by the Participant shall be deemed to be vested, and shall become Vested RSUs hereunder. 3.3 Effect of Change in Control. Upon a Change in Control, all outstanding but non-vested RSUs then held by the Participant shall be deemed to be vested as of the effective date of such Change in Control. 3.4 Expiration. On the Expiration Date, all RSUs, whether vested or unvested, shall immediately be forfeited and cancelled, and the Participant shall not be entitled to any compensation or other amount with respect thereto.

2 4. Settlement; Issuance of Common Stock. 4.1 Timing and Manner of Settlement. Vested RSUs will be settled in shares of Company Common Stock, which the Company will issue and deliver to the Participant (either by delivering one or more certificates for such shares (which may be electronic) or by entering such shares in book entry form in the name of the Participant, or depositing such shares for the Participant’s benefit with any broker with which the Participant has an account relationship or the Company has engaged to provide such services under the Plan, as determined by the Company in its sole discretion), within seventy four (74) days following the vesting date, except to the extent that shares of Common Stock are withheld to pay tax withholding obligations pursuant to Section 6 of this Agreement or the Participant has properly elected to defer income that may be attributable to such RSUs under a Company deferred compensation plan or arrangement. If an RSU vests due to a Change in Control, the Vested RSUs will be settled by the Company immediately prior to the Change in Control, except to the extent that shares of Common Stock are withheld to pay tax withholding obligations pursuant to Section 6 of this Agreement or the Participant has properly elected to defer income that may be attributable to such RSUs under a Company deferred compensation plan or arrangement. Payment of amounts under this Agreement (by issuance of shares of Common Stock or otherwise) is intended to comply with the requirements of an exception to Section 409A of the Code and this Agreement shall in all respects be administered and construed to give effect to such intent. The Committee in its sole discretion may accelerate or delay the distribution of any payment under this Agreement to the extent allowed under Section 409A of the Code. 5. Rights of Participant. 5.1 Employment at Will. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE PLAN, AND THE TRANSACTIONS CONTEMPLATED HEREUNDER DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT OR SERVICE WITH THE COMPANY FOR ANY PERIOD AT ALL, AND SHALL NOT INTERFERE WITH THE PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE PARTICIPANT’S RELATIONSHIP WITH THE COMPANY AT ANY TIME, WITH OR WITHOUT CAUSE OR NOTICE. 5.2 Rights as a Stockholder. The Participant will have no rights as a stockholder with respect to shares of Common Stock covered by the RSUs unless and until the Participant becomes the holder of record of such shares of Common Stock issued in settlement of the RSUs. 5.3 Restrictions on Transfer. Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the Plan, no right or interest of the Participant in the RSUs prior to the settlement of the RSUs will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise. Any attempt to transfer, assign or encumber the RSUs other than in accordance with this Agreement and the Plan will be null and void and the RSUs for which the restrictions have not lapsed will be forfeited and immediately returned to the Company. 6. Withholding Taxes. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company, or make other arrangements for the collection of), all amounts the Company reasonably determines are legally required amounts necessary to satisfy any and all federal, foreign, state and local withholding and employment related tax requirements attributable to the settlement of the RSUs, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to the RSUs. The Committee may, in its sole

3 discretion and upon terms and conditions established by the Committee, permit or require the Participant to satisfy, in whole or in part, any withholding or employment related tax obligation in connection with the RSUs by withholding shares of Common Stock issuable upon settlement of the RSUs. When withholding shares of Common Stock or cash for taxes is effected under this Agreement and the Plan, it will be withheld only up to an amount based on the maximum statutory tax rates in the Participant’s applicable tax jurisdiction or such other rate that will not trigger a negative accounting impact on the Company. 7. Miscellaneous. 7.1 Adjustments. The RSUs may be adjusted or terminated in any manner as contemplated by Article X of the Plan. 7.2 Tax Liability and Withholding. Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax- Related Items”), the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the settlement of the RSUs and (b) does not commit to structure the RSUs to reduce or eliminate the Participant’s liability for Tax-Related Items. 7.3 Compliance with Law. The settlement of the RSUs shall be subject to compliance by the Company and the Participant with all applicable laws, including the requirements of any stock exchange on which the Company’s shares of Common Stock may be listed. The Company may not settle the RSUs in shares of Common Stock if such settlement would violate any applicable Federal or state securities laws or other laws or regulations. The Participant understands that the Company is under no obligation to register the shares of Common Stock with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance. 7.4 Notices. Any notice required to be delivered to the Company under this Agreement shall be in writing and addressed to the Chief Executive Officer at the Company’s principal corporate offices. Any notice required to be delivered to the Participant under this Agreement shall be in writing and addressed to the Participant at the Participant’s address as shown in the records of the Company. Either party may designate another address in writing (or by such other method approved by the Company) from time to time. 7.5 Governing Law. This Agreement will be construed and interpreted in accordance with the laws of the State of Washington without regard to conflict of law principles. 7.6 Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Participant or the Company to the Committee for review. The resolution of such dispute by the Committee shall be final and binding on the Participant and the Company. 7.7 Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon the Participant and the Participant’s beneficiaries, executors, administrators and the person(s) to whom the RSUs may be transferred by will or the laws of descent or distribution. 7.8 Severability. The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law.

4 7.9 Discretionary Nature of Plan. The Plan is discretionary and may be amended, cancelled or terminated by the Company at any time, in its discretion. The grant of the RSUs in this Agreement does not create any contractual right or other right to receive any RSUs or other awards in the future. Future awards, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the Participant’s employment with the Company. 7.10 Acceptance. The Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. The Participant has read and understands the terms and provisions thereof, and accepts the RSUs subject to all of the terms and conditions of the Plan, the Grant Notice and this Agreement. 7.11 Non-Negotiable Terms. The terms of this Agreement and the RSUs are not negotiable, but the Participant may refuse to accept the RSUs by notifying the Company’s CEO in writing within thirty (30) days after the Grant Date set forth in the Grant Notice. 7.12 Acknowledgement by the Participant. In accepting the RSUs, the Participant hereby acknowledges that: (a) The Plan is established voluntarily by the Company, it is discretionary in nature, and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan. (b) The grant of the RSUs is voluntary and occasional and does not create any contractual or other right to receive future awards of RSUs, or benefits in lieu of RSUs, even if RSUs have been granted repeatedly in the past. (c) All decisions with respect to future RSUs award grants, if any, will be at the sole discretion of the Company. (d) The Participant is voluntarily participating in the Plan. (e) The award of RSUs is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company, and which is outside the scope of the Participant’s employment contract, if any. (f) The award of RSUs is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company. (g) The award of RSUs or this Agreement will not be interpreted to form an employment contract with the Company. (h) The future value of the shares of Common Stock subject to the RSUs is unknown and cannot be predicted with certainty and if the RSUs vest and the shares of Common Stock become issuable in accordance with the terms of this Agreement, the value of those shares of Common Stock may increase or decrease. (i) In consideration of the grant of the RSUs, no claim or entitlement to compensation or damages shall arise from termination of the RSUs or diminution in value of the RSUs or shares

5 of Common Stock acquired upon settlement of the RSUs resulting from termination of employment by the Company (for any reason whatsoever and whether or not in breach of applicable labor laws) and the Participant hereby irrevocably releases the from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by acceptance of the RSUs, the Participant shall be deemed irrevocably to have waived his or her entitlement to pursue such claim. (j) In the event of termination of the Participant’s employment with the Company (whether or not in breach of local labor laws), the Participant’s right to receive the RSUs and vest in the RSUs under the Plan, if any, will terminate effective as of the date of termination of his or her active employment as determined in the sole discretion of the Committee and will not be extended by any notice of termination of employment or severance period provided to the Participant by contract or practice of the Company or mandated under local law and the Committee will have the sole discretion to determine the date of termination of the Participant’s active employment for purposes of the RSUs. (k) Neither Company nor any Subsidiary is providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Participant’s participation in the Plan, acceptance of the RSUs, acquisition of shares of Common Stock upon settlement of the RSUs or any sale of such shares. (l) The Participant has been advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan. (m) The Participant hereby agrees to accept electronic delivery of copies of any future amendments or supplements relating the Plan and other communications distributed to the Company’s security holders generally by email directed to the Participant’s Company email address. * * * * *